EXHIBIT 10.6(g)

SCHEDULE A TO EXHIBIT 10.6(c)

The following individuals entered into an Amendment to the Ohio Valley Bank Company Executive Deferred Compensation Agreement with The Ohio Valley Bank Company which is identical to the Amendment to The Ohio Valley Bank Company Executive Deferred Compensation Agreement, dated November 17, 2022, between Thomas E. Wiseman and The Ohio Valley Bank Company filed herewith.

Name	Date of Agreement

Larry E. Miller II	November 21, 2022

Scott W. Shockey	November 28, 2022